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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 21, 2001
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Date of Report (Date of earliest event reported)

ALLIANCE PHARMACEUTICAL CORP.
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(Exact name of registrant as specified in charter)

New York ------------------------------------ (State or other jurisdiction of incorporation)	0-12950 ------------------------------------ (Commission File Number)	14-1644018 ------------------------------------ (IRS Employer Identification No.)

3040 Science Park Road
San Diego, California 92121
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(Address of principal executive offices)

(858) 410-5200
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Registrant's telephone number, including area code

Item 5. Other Events

    On May 21, 2001, Alliance Pharmaceutical Corp. (the "Company") announced preliminary results from a Phase 2-3 clinical study that evaluated the use of Partial Liquid Ventilation™ (PLV) with LiquiVent® for adult patients with Acute Respiratory Distress Syndrome (ARDS) being supported by a mechanical ventilator. Efficacy data from the study revealed that PLV with LiquiVent did not meet either the primary study endpoint for improvement in "ventilator free days" or the secondary endpoint of improvement in 28-day mortality. Safety data demonstrated that LiquiVent, an oxygen-carrying liquid (perflubron), was well tolerated by the patients.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements

      None.

    (b) Pro Forma Financial Statements

      None.

    (c) Exhibits

      99.1 Press release

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE PHARMACEUTICAL CORP.
By:	/s/ LLOYD A. ROWLAND Lloyd A. Rowland Vice President and General Counsel
Dated: May 23, 2001

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES